Exhibit 99 -  Cross Reference to Proxy Statement Incorporated by
              Reference

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                                                                Definitive Proxy Statement to be Filed
                                                                  by Registrant for Annual Meeting of
Form 10-K for Fiscal Year Ended December 31, 1995		 Stockholders to be Held May 15, 1996
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PART III

ITEM 10. - Directors and Executive Officers of the           Directors and Executive Officers
           Registrant                                        pp. 2-4

                                                             Compensation of Directors and
                                                             Executive Officers
ITEM 11. - Executive Compensation                            pp. 5 et. seq.

                                                             Related Transactions
ITEM 13. - Certain Relationship and Related Transactions     pp. 4 and 8

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